                                                                      Exhibit 24

                        MCCORMICK & COMPANY, INCORPORATED

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of McCormick & Company, Incorporated, a Maryland corporation with offices at 18 Loveton Circle, Sparks, Maryland 21152 (the "Corporation"), hereby constitute and appoint Robert J. Lawless and Francis A. Contino, jointly and severally, each in his own capacity, his true and lawful attorneys-in-fact, with full power of substitution, for him and his name, place and stead, in any and all capacities, to sign this Registration Statement, any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                                   Title                     Date
---------                                                   -----                     ----

/s/ Robert J. Lawless                       Chairman, President & Chief             September 19, 2000
-----------------------------------         Executive Officer
Robert J. Lawless


/s/ Francis A. Contino                      Executive Vice President &              September 19, 2000
-----------------------------------         Chief Financial Officer
Francis A. Contino


/s/ Kenneth A. Kelly, Jr.                   Vice President & Controller             September 19, 2000
-----------------------------------
Kenneth A. Kelly, Jr.


/s/ Barry H. Beracha                        Director                                September 19, 2000
-----------------------------------
Barry H. Beracha


/s/ James T. Brady                          Director                                September 19, 2000
-----------------------------------
James T. Brady


/s/ Robert G. Davey                         Executive Vice President                September 19, 2000
-----------------------------------
Robert G. Davey


/s/ Edward S. Dunn, Jr.                     Director                                September 19, 2000
-----------------------------------
Edward S. Dunn, Jr.


/s/ Freeman A. Hrabowski, III               Director                                September 19, 2000
-----------------------------------
Freeman A. Hrabowski, III


/s/ John C. Molan                           Director                                September 19, 2000
-----------------------------------
John C. Molan


/s/ Carroll D. Nordhoff                     Executive Vice President                September 19, 2000
-----------------------------------
Carroll D. Nordhoff


/s/ Robert W. Schroeder                     President, U.S Consumer                 September 19, 2000
-----------------------------------         Foods
Robert W. Schroeder


/s/ William E. Stevens                      Director                                September 19, 2000
-----------------------------------
William E. Stevens


/s/ Karen D. Weatherholtz                   Senior Vice President                   September 19, 2000
-----------------------------------
Karen D. Weatherholtz


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